 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): December 22, 2025

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Wheels Up Experience Inc. (the “Company”) continues to advance its previously announced fleet modernization strategy focused on scaling its owned and leased fleet of Bombardier Challenger 300 series and Embraer Phenom 300 series aircraft. On December 22, 2025, Wheels Up Partners LLC (“WUP LLC”), an indirect subsidiary of the Company, entered into an Aircraft Purchase Agreement with UMB Bank, N.A., a national banking organization, not in its individual capacity but solely as owner trustee (“Buyer” and such agreement, the “APA”), pursuant to which (i) WUP LLC expects to sell three (3) Bombardier Challenger 300 series and seven (7) Embraer Phenom 300 series aircraft (collectively, the “Leased Aircraft”) to Buyer (the “Sales”), and (ii) concurrently with such Sales, Wheels Up Private Jets LLC, an indirect subsidiary of the Company, expects to enter into long-term operating leases with Buyer for all 10 Leased Aircraft (together with the Sales, the “Transactions”). The Transactions allow the Company to continuously retain and operate the Leased Aircraft in its controlled fleet with no anticipated operational impact to members and customers, including during the busy holiday flying season.
The Company expects that the Transactions will close on or before December 31, 2025. Subject to the terms and conditions of the APA, the aggregate sale price for the Leased Aircraft is expected to be approximately $104.7 million. Upon closing, the Company expects the Sales will result in the funding of up to approximately $39.4 million of cash net proceeds, after related debt repayments, to the Company’s balance sheet, which are expected to be used for the planned acquisition of additional Bombardier Challenger 300 series and Embraer Phenom 300 series aircraft. In addition, the anticipated debt principal repayments of approximately $65.0 million in the aggregate under the Company’s Revolving Equipment Notes Facility (as defined below) upon closing of the Sales would become available to be reborrowed in the future to finance such aircraft acquisitions, subject to certain terms and conditions. The APA contains representations, warranties and covenants by WUP LLC and Buyer, as well as closing conditions, that are customary for transactions of this type, which were made solely for the benefit of the parties thereto.
Item 7.01    Regulation FD Disclosure.
On December 23, 2025, the Company issued a press release regarding, among other things, the transactions described in Item 1.01 of this Current Report on Form 8-K (this “Current Report”). A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
The information in Item 7.01 of this Current Report and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the control of the Company. These forward-looking statements include, but are not limited to, statements regarding: (i) the APA, the Leased Aircraft and any expected benefits or impacts to the Company as a result of the Transactions or operation of the Leased Aircraft after the closing of the Transactions, including the Company’s ability to consummate the closing of the Transactions on the schedule that it currently anticipates; (ii) the potential receipt and expected use of any cash net proceeds from the Sales and any increase in borrowing capacity under the Company’s $332.0 million Revolving Equipment Notes Facility (as defined in the Company’s Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 5, 2025) (the “Revolving Equipment Notes Facility”) expected from repayments of debt principal thereunder upon consummation of the Sales, including to fund the potential future acquisition of aircraft using such net proceeds or borrowings and the ability of the Company to reborrow under the Revolving Equipment Notes Facility in the future; and (iii) the Company’s fleet modernization strategy, its ability to execute such strategy on the timeline that it currently anticipates and the expected commercial, financial and operational impacts to the Company, including due to changes in the market for purchases and sales of aircraft. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,”

“may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 11, 2025 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: December 23, 2025	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer